Execution
Version

FOURTH AMENDMENT TO
CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of August 14, 2012, by and among PICO Northstar Hallock, LLC, a Delaware limited liability company (the “Borrower”), PICO Northstar, LLC, a Delaware limited liability company (the “Parent Guarantor”), the lenders from time to time party to the Credit Agreement, as defined below (the “Lenders”), and ING Capital LLC, a Delaware limited liability company, as agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent Guarantor, the Lenders and the Agent are parties to that certain Credit Agreement dated as of June 13, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower; and

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein, and the Lenders have agreed to so amend the Credit Agreement as set forth herein, subject to the terms and conditions hereof;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Parent Guarantor, the Required Lenders and the Agent hereby agree as follows:

1.Amendment to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by replacing the definitions of “Fee Letter” and “Working Capital Facility Commitment Amount” in their entirety with the following:

““Fee Letter” means, individually and collectively, (a) that certain confidential letter agreement dated the Closing Date between ING and the Borrower, and (b) that certain confidential letter agreement dated the Fourth Amendment Date between ING and the Borrower.

“Working Capital Facility Commitment Amount” means $27,000,000, as such amount may be increased pursuant to Section 2.1.5 or reduced from time to time pursuant to Section 3.3.3.”

2.Amendment to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by adding the following definition of “Fourth Amendment Date” as follows:

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Date, by and among the Borrower, the Parent Guarantor, the Lenders party thereto and the Agent.

“Fourth Amendment Date” means August 14, 2012.”

3.Amendment to Section 2.1 of the Credit Agreement. The Credit Agreement is hereby amended by replacing the last sentence of Section 2.1 in its entirety with the following:

“The Commitments of each Lender as of the Fourth Amendment Date are set forth on Schedule 1.1(f).”

4.Amendment to Schedule 1.1(f) of the Credit Agreement. The Credit Agreement is hereby amended by replacing Schedule 1.1(f) in its entirety with Schedule 1.1(f) attached hereto and all references in the Credit Agreement to Schedule 1.1(f) shall hereafter be deemed to refer to such Schedule 1.1(f).

5.Amendment to Schedule 1.1(b) of the Credit Agreement. The Credit Agreement is hereby amended by replacing paragraph (h) of Schedule 1.1(b) in its entirety with the following:

(h) The Project has demonstrated, in accordance with performance testing described in the performance test protocol document developed by the Owner and approved by the Independent Engineer not later than 60 days prior to the Project Construction Completion Date, or such shorter period as may be approved by the Agent in consultation with the Independent Engineer (the “Performance Test Protocol Document”), that it is capable of (i) processing an average of at least 1,000 short tons per day of canola seed for 5 consecutive days under normal operating conditions, (ii) producing finished canola meal and oil that meet the specifications in the Land O’ Lakes Agreements, and (iii) achieving yield levels for refined, bleached and deodorized (“RBD”) canola oil and meal in accordance with the “Oil and Meal Yield Calculation.xls” spreadsheet and consumption of fuel and electricity as per the Pro Forma (as defined in the Technical Evaluation Report) projections, in each case with such variations from the specified performance levels as shall not prevent the Independent Engineer, based on its reasonable judgment, from recommending that the Project has passed such performance testing.

6.Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment, this Amendment shall not become effective, and the Borrower and the Parent Guarantor shall have no rights under this Amendment, until the Agent shall have received the following:

(a)    duly authorized, executed and delivered counterparts to this Amendment from each of the Borrower, the Parent Guarantor and the Required Lenders; and

(b)    a duly authorized, executed and delivered amendment to the Mortgage in form and substance satisfactory to the Agent (the “Amendment to Mortgage”);

(c)    duly authorized, executed and delivered Working Capital Facility Notes for each Lender providing an Additional Working Capital Facility Commitment;

(d)    evidence of payment of the Minnesota Mortgage Tax with respect to the Amendment to Mortgage satisfactory to the Agent;

(e)    a duly issued endorsement to the Project Title Insurance Policy with respect to the Amendment to Mortgage;

(f)     a duly authorized, executed and delivered letter agreement regarding fees related to the additional Working Capital Facility Commitment Amount provided for under this Amendment (the “Additional Working Capital Facility Commitment Fee Letter”);

(g)    an opinion of counsel to the Borrower in form and substance satisfactory to the Agent; and

(h)    the fees payable on the Fourth Amendment Date pursuant to the Additional Working Capital Facility Commitment Fee Letter, and payment or reimbursement of all costs and expenses of the Agent which have been invoiced not later than one Business Day prior to the Fourth Amendment Date.

7.Representations and Warranties. To induce the Lenders and the Agent to enter into this Amendment, each of the Borrower and the Parent Guarantor hereby represents and warrants to the Lenders and the Agent as follows:

(a)    The execution, delivery and performance by it of this Amendment are within its organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member action.

(b)    The execution, delivery and performance by it of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of its Organizational Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which it is a party or affecting it or its properties or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject; or (c) violate any applicable law.

(c)    This Amendment has been duly executed and delivered by it, and the Credit Agreement, as amended by this Amendment, constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(d)    The representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents (i) were true and correct in all material respects as of the date initially made, and (ii) are true and correct in all material respects with the same effect as if made on the date hereof and both before and after giving effect to this Amendment and the transactions contemplated hereby (except to the extent expressly stated to be as of an earlier date).

(e)    No material adverse development has occurred in any litigation, arbitration or governmental investigation or proceeding which renders such litigation, arbitration or governmental investigation or proceeding likely to succeed and, which, if successful could reasonably be expected to result in a Material Adverse Change, a Cost Overrun or a Project Delay.

(f)    No Default or Event of Default has occurred and is continuing or would result from this Amendment or the transactions contemplated hereby.

(g)    Since the Closing Date, no event has occurred which has had, or could reasonable be expected to have, a material adverse effect on the property, assets, nature of assets, business, operations, liabilities, condition (financial or otherwise) or prospects of the Borrower or the Project or (b) has resulted, or could reasonable be expected to result, in a Material Adverse Change, a Cost Overrun or a Project Delay.

8.Reaffirmations and Acknowledgments. The Borrower hereby acknowledges that, as of the date hereof, the security interests and Liens granted to the Agent and the Secured Parties under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

9.Effect of Amendment. Except as expressly set forth herein, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower and the Parent Guarantor to the Lenders, the Agent and the other Secured Parties, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

10.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

11.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

12.Costs and Expenses. The Borrower agrees to pay all costs and expenses of the Agent in connection with this Amendment in accordance with Section 9.3 of the Credit Agreement, including without limitation, the reasonable costs and attorneys’ fees of King & Spalding LLP, counsel to the Agent.

13.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Agent and when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, pdf or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

14.Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PICO NORTHSTAR HALLOCK, LLC

By: /s/ Neil C. Juhnke
Name: Neil C. Juhnke
Title: President

PICO NORTHSTAR, LLC

By: /s/ Neil C. Juhnke
Name: Neil C. Juhnke
Title: President

ING CAPITAL LLC

By: /s/ Daniel W. Lamprecht
Name: Daniel W. Lamprecht
Title: Managing Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

AGCOUNTRY FARM CREDIT SERVICES, FLCA,
as a Lender

By: /s/ James F. Baltezore
Name: James F. Baltezore
Title: Vice President Agribusiness & Capital Markets

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

AGFIRST FARM CREDIT BANK,
as a Lender

By: /s/ Steven J. O'Shea
Name: Steven J. O'Shea
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By: /s/ Curt A. Brown
Name: Curt A. Brown
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

FARM CREDIT WEST, FLCA,
as a Lender

By: /s/ Ben Madonna
Name: Ben Madonna
Title: Vice President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

MACQUARIE BANK LIMITED,
as a Lender

By: /s/ Jon House
Name: Jon House
Title: Executive Director

(Macquarie POA Ref: #594/10 dated 25 November 2010, signed in London)

By: /s/ Joel Outlaw
Name: Joel Outlaw
Title: Associate Director, Legal Risk Management

(Macquarie POA Ref: #594/10 dated 25 November 2010)

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

KODABANK,
as a Lender

By: /s/ Tom Schuster
Name: Tom Schuster
Title: Senior Loan Officer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

Schedule 1.1(f)

Commitments

	Term Loan	Working Capital Facility	Total	%
ING Capital LLC	$X,XXX,XXX.XX	$X,XXX,XXX.XX	$X,XXX,XXX.XX	XX.X%
AgCountry Farm Credit Services, FLCA	$X,XXX,XXX.XX	$X,XXX,XXX.XX	$X,XXX,XXX.XX	XX.X%
AgFirst Farm Credit Bank	$X,XXX,XXX.XX	$X,XXX,XXX.XX	$X,XXX,XXX.XX	XX.X%
Farm Credit Services of America, PCA	$X,XXX,XXX.XX	$X,XXX,XXX.XX	$X,XXX,XXX.XX	XX.X%
Farm Credit West, FLCA	$X,XXX,XXX.XX	$X,XXX,XXX.XX	$X,XXX,XXX.XX	XX.X%
MacQuarie Bank LTD	$X,XXX,XXX.XX	$X,XXX,XXX.XX	$X,XXX,XXX.XX	XX.X%
Kodabank	$X,XXX,XXX.XX	$X,XXX,XXX.XX	$X,XXX,XXX.XX	XX.X%
Totals	$89,500,000	$27,000,000	$116,500,000	100%